UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
_______________________________________

Date of Report: May 9, 2018
(Date of earliest event reported)

Phillips 66
(Exact name of registrant as specified in its charter)

Delaware	001-35349	45-3779385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2331 CityWest Boulevard
Houston, Texas 77042
(Address of principal executive offices and zip code)

(281) 293-6600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  □

Emerging growth company  □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  □

Item 5.02    Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
William R. Loomis, Jr., member of the Board of Directors of Phillips 66 (the “Company”), has tendered his retirement, effective May 9, 2018. At the time of his retirement, Mr. Loomis was Chair of the Nominating and Governance Committee and a member of the Audit and Finance Committee, Executive Committee and Public Policy Committee of the Board of Directors. Mr. Loomis’ retirement from the Board of Directors is not a result of any dispute or disagreement with the Company.

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on May 9, 2018. The results of the matters submitted to a vote of the shareholders at the meeting are set forth below. There were 466,325,141 shares outstanding and entitled to vote as of the record date for the meeting.

1.	The three nominated directors were each elected to serve a three-year term.

	Voted For	Voted Against	Abstentions	Broker Non-Votes
J. Brian Ferguson	331,371,316	6,943,058	1,038,119	79,254,921
Harold W. McGraw, III	332,187,082	6,091,711	1,073,700	79,254,921
Victoria J. Tschinkel	332,150,517	6,086,922	1,115,054	79,254,921

2.	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2018 was approved.

	Voted For	Voted Against	Abstentions	Broker Non-Votes
Ratification of Ernst & Young LLP	415,303,312	2,150,505	1,153,597	--

3.	The advisory approval of the compensation of our named executive officers was approved.

	Voted For	Voted Against	Abstentions	Broker Non-Votes
Advisory vote on executive compensation	317,441,296	19,560,842	2,350,355	79,254,921

4.	The management proposal to amend the Company’s Certificate of Incorporation to allow for the annual election of directors was not approved.

	Voted For	Voted Against	Abstentions	Broker Non-Votes
Management proposal to declassify the Board of Directors over the next three years	333,884,060	3,544,408	1,924,025	79,254,921

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Phillips 66

Dated: May 10, 2018	By:	/s/ Paula A. Johnson
Paula A. Johnson Executive Vice President